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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  FEBRUARY 18, 2000

                                    UST INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                         0-17506                       06-1193986
 (STATE OR OTHER JURISDICTION             (COMMISSION                    (IRS EMPLOYER
       OF INCORPORATION)                 FILE NUMBER)                 IDENTIFICATION NO.)

       100 WEST PUTNAM AVENUE, GREENWICH, CONNECTICUT                     06830
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (203) 661-1100

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ITEM 5.  OTHER EVENTS.

     UST Inc. Results of Operations for the fourth quarter and the year ended December 31, 1999 and a schedule setting forth its Capitalization and Other Financial Information are attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     The following exhibit is filed as part of this report:

     99.1 Results of Operations relating to Registrant's fourth quarter and year ended December 31, 1999 earnings and Registrant's Capitalization and Other Financial Information as of December 31, 1999.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         UST Inc.
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                                                       (Registrant)

                                          By:      /s/ DEBRA A. BAKER
                                             -----------------------------------
                                                    Name: Debra A. Baker
                                              Title: Senior Vice President and
                                                          Secretary

Date: February 18, 2000

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